NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 29th day of November 2011.

/s/ John P. Amboian

John P. Amboian

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of November 2011.

/s/ Terence J. Toth

Terence J. Toth

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of November 2011.

/s/ Jack B. Evans

Jack B. Evans

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of November 2011.

/s/ William J. Schneider

William J. Schneider

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of November 2011.

/s/ Judith M. Stockdale
Judith M. Stockdale

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of November 2011.

/s/ Robert P. Bremner

Robert P. Bremner

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 30th day of November 2011.

/s/ William C. Hunter

William C. Hunter

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 29th day of November 2011.

/s/ David J. Kundert

David J. Kundert

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of November 2011.

/s/ Carole E. Stone

Carole E. Stone

NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 2

NUVEEN MARYLAND DIVIDEND ADVANTAGE MUNICIPAL FUND 3

NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND

NUVEEN VIRGINIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a trustee of each of the above-referenced Massachusetts business trusts (the “Trusts”), hereby constitutes and appoints MICHAEL KREMENAK, KEVIN J. McCARTHY, LARRY W. MARTIN, KATHLEEN L. PRUDHOMME, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganizations, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 30th day of November 2011.

/s/ Virginia L. Stringer

Virginia L. Stringer